MANAGEMENT DISCUSSION AND ANALYSIS

October 6, 2000

Dear Shareholder:

Welcome to the first annual report of the Lindbergh Signature Fund! The fund commenced operations on October 1, 1999, but its fiscal year ends on August 31. Thus, this report covers the 11 months ending August 31, 2000. During this period, the fund earned a 13.1% total return. You'll find a graphical display of the fund's results immediately following this letter.

INVESTMENT REVIEW

More than anything, volatility extremes was the defining characteristic of the financial markets during the fund's first fiscal year. The stage was set about one week before the fund became operational. That's when Steve Ballmer, Microsoft's president, asserted in a high profile speech before a conference of business editors that, "There's such overvaluation of tech stocks it's absurd."

In a clear slap in the face, shortly after Mr. Ballmer's speech, technology related stocks exploded on the upside. The parabolic ascent in tech-stock prices continued until March 25, almost six months to the day following Mr. Ballmer's warning. At the culmination of this incredible advance, the NASDAQ 100 had gained 96 percent! While many stock indexes, such as the S&P 500, recorded impressive returns in last year's fourth quarter, a significant portion of these gains were due to the huge run up in tech-stock prices.

But as investors were soon to learn, what tech giveth, tech can taketh away. The first sign of trouble appeared when tech-stock investors began to consume their own young - the "dot com" internet companies. This rush for the exits by panicking internet investors began in early March. By the time the dust finally settled in late May, the Dow Jones Internet Index had lost over 56 percent.

It didn't take long for the crash in internet stocks to spread to other sectors of the market, particularly larger tech stocks. From its March peak, the NASDAQ Index declined over 38% before finally stabilizing in mid-May.

I've highlighted these events because the wild price swings in technology stocks have been the key determin-ant of the Signature Fund's performance relative to various stock indexes. For example, in the midst of the tech-stock blow off, the fund's relative performance clearly lagged. Conversely, as technology stocks sold off in the spring and summer, the fund handily outperformed tech-laden indexes such as the S&P 500.

What accounts for this disparity? When the fund became operational on October 1, 1999, it immediately adopted a defensive portfolio structure for a couple of reasons. Most importantly, its primary asset allocation model was recommending a below-average equity position. Also, the Federal Reserve had instituted a restricive money policy and that tends to heighten the risk for equity investors. For these reasons, just 25% of fund assets were allocated to equities. The fund established this equity position through S&P 500 future contracts.

Given the fund's well-below-average equity position and the tech-driven rally, the fund substantially under-performed during the fall 1999 period. Although this period of underperformance becomes part of the fund's permanent historical record, it is important to note that these returns did not accrue to any outside shareholders. That's because throughout 1999, the fund only had one shareholder, an officer of the fund's adviser, Lindbergh Capital Management, Inc. The fund became available for outside investors in early 2000 and most of the share purchases were made during the first few months of 2000. So while fund returns fell short of major stock market indexes during the fall of 1999, no outside investors were penalized for this underperformance.

--------------------------------------------------------------------------
                                 FOURTH      YEAR-TO-DATE        FIRST
                              QUARTER 1999      2000*           FISCAL

                                                               PERIOD**

--------------------------------------------------------------------------

LINDBERGH SIGNATURE FUND           5.1%           7.6%            13.1%
S&P 500                           14.9%           4.1%            19.6%
NASDAQ                            48.2%           3.4%            53.2%
NYSE COMPOSITE                     9.7%           3.7%            13.8%
DOW JONES INDUSTRIALS             11.6%          -1.5%            10.0%
--------------------------------------------------------------------------
*   For period 12/31/99 - 8/31/00
** FOR PERIOD 9/30/99 - 8/31/00
--------------------------------------------------------------------------
The fund has outperformed the major stock indexes shown in the table during calendar year 2000 (through fiscal year end on Aug-ust 31). This, in turn, has offset some, but not all, of the fund's relative underperformance during last year's fourth quarter (ref. table). (PLEASE NOTE, THE RETURNS SHOWN FOR THE S&P 500 AND THE DOW INCLUDE DIVIDEND INCOME. NYSE COMPOSITE RETURNS DO NOT INCLUDE INCOME FROM DIVIDENDS AND THUS UNDERSTATE TOTAL RETURNS BY WHAT I ESTIMATE IS A LITTLE OVER 1%. THE RETURNS FOR THE NASDAQ DO NOT INCLUDE DIVIDENDS, BUT NASDAQ STOCKS TEND TO PAY LITTLE OR NO DIVIDENDS.)

Technology stocks now comprise over 30% of the S&P 500 Index. Therefore, the returns of this index were driven in large part by the off-scale performance of just one sector - technology. This fact, more than any-thing, explains why the fund's first fiscal year returns were short of the S&P 500's.

The NYSE Composite, on the other hand, is the dollar-weighted return of all the common stocks listed on the New York Stock Exchange. Although this index includes many technology companies, compared to the S&P 500, technology-related stocks provide a smaller portion of its return.

I've also included the returns of the Dow Jones Industrials. This index includes many of the 30 largest com-panies in corporate America, but in percentage terms, it too contains far fewer technology stocks than the S&P 500.

I'm pointing out these differences because the S&P 500 is, for many mutual funds, the primary benchmark for performance comparison purposes. But as a result of ongoing changes made in the S&P 500 Index by Standard and Poor's in recent years, it is gradually transforming into a technology-dominated growth index. As such, it is becoming less representative of the broader stock market.

INVESTMENT OUTLOOK

From my perspective, two factors will be the driving force for the financial markets and investor returns over the coming fiscal year: First, can the economy successfully transition to a period of slower, more sustainable growth with moderating rates of inflation? Second, can a further and more serious sell off in technology stocks be averted?

Volatility has subsided in the stock market in recent months because of a growing consensus among inves-tors that the Federal Reserve will succeed in its efforts to rein in the economy and reduce inflationary pres-sures. This soft landing scenario implies that the Fed's task is largely complete and so there's little need for additional rounds of credit tightening.

The economy, however, has considerable forward momentum and inflation is not yet under control. For these reasons, as events unfold, many investors may find that they have embraced prematurely this soft land-ing scenario. I think there is about a fifty percent chance that the Fed will pull off an economic soft landing within the time frame expected by the market. But if this assessment is correct, there is, then, an equal prob-ability that the economy will not soft land any time soon. If so, the Fed would have to resume its credit squeeze, and this would create additional selling pressure in both the stock and bond markets.

Regarding technology stocks, the major risk investors face are the increasing signs that companies may be cutting back on their spending for high-tech capital equipment. These early signs of slowdown are still telltale and anecdotal, but they are, nonetheless, beginning to emerge. This, in turn, is generating consid-erable nervousness and confusion among tech-stock investors. If evidence of a tech-spending slowdown continues to accumulate, then tech stocks will, most likely, be subjected to waves of indiscriminate selling.

A deep and sustained bear market in technology stocks must, by definition, wreak havoc on the returns of such tech-heavy stock indexes as the S&P 500.

What happens, though, if tech spending remains strong? While this scenario would diminish the risk for tech-stock investors, they are hardly off the hook. Technology shares remain well-overpriced by any real-istic estimate of future earnings growth and tech-stock investors are becoming increasingly nervous. In sum, we are in an environment where selling pressure could continue to build before finally culminating in a panic sell off.

This, and the other issues I've just described, does not paint an encouraging picture. They are, however, from my perspective, the major risks investors must contend with in the year ahead. Despite these concerns, the economy and financial markets have enjoyed a string of good luck in recent years, and it may very well continue in the year ahead.

But in some ways this long run of good luck is part of the problem; it has generated considerable compla-cency, particularly among less experienced investors. As a result, it has led to a number of excesses such as the runup in tech-stock prices. At some point these chickens will all come home to roost, but it's impossible to pinpoint the day of reckoning.

INVESTMENT GAME PLAN

Despite the potential pitfalls I've just described, I learned a long time ago that forecasting is dangerous to one's investment health. So my role as the portfolio manager for this fund isn't to predict and act accord-ingly, but to quantify risk and reward tradeoffs. Our first line of defense in this process is Lindbergh's Mar-ket Meter(TM), an asset allocation model developed by the fund's adviser. The models and indicators that make up the Market Meter(TM) are designed to assess equity market risk by various criteria.

The Market Meter(TM) spent most of the fund's first year in the SELL mode. But beginning in mid-July, it began to sense a more favorable environment for equity investors. In August, the Meter score improved to the point that it was firmly in the NEUTRAL mode. Finally, in late September, the Meter gave a BUY sig-nal. This constituted its first BUY signal since it went defensive in July 1999.

The Meter is signaling quite clearly that risk for stock investors is diminishing. As a result, the percentage of fund assets allocated to equities, or equity equivalents such as stock index futures, has increased in a series of steps from 25% to 100%. So as of this date, the fund is fully invested, but I do not think the Meter's improv-ing score constitutes a major buying opportunity for a couple of reasons.

First, the Meter's score is at the lower end of the BUY range. Given the status of the component indicators, it could easily revert back to the NEUTRAL reading in the days or weeks ahead. Second, with an approach-ing election, the Fed has loosened its grip on the money supply in recent months. While this has, most likely, provided some short term support for stock prices, the Fed has little choice but to reapply the monetary brakes once the election is out of the way. All things equal, this will create additional selling pressure on stock prices.

Given the current economic and financial markets environment, I believe flexibility is the watchword. By being fully invested, the fund is now playing offense, but if, or when, conditions become less favorable, it can be restructured, as appropriate, to a more defensive position.

In closing, I want to thank you for the confidence you've shown by becoming one of the first shareholders in the Signature Fund! It has been a special privilege to serve your financial interests over the past year.

Respectfully yours,


Dewayne Wiggins, President, Lindbergh Funds

                                 [Graph Omitted]

                      Lindbergh
                   Signature Fund               S&P 500 Index

10/01/99              $10,000                      $10,000
10/31/99              $10,200                      $10,633
11/30/99              $10,297                      $10,849
12/31/99              $10,511                      $11,487
01/31/00              $10,411                      $10,910
02/29/00              $10,438                      $10,704
03/31/00              $10,725                      $11,750
04/30/00              $10,658                      $11,397
05/31/00              $10,623                      $11,163
06/30/00              $10,755                      $11,438
07/31/00              $10,779                      $11,259
08/31/00              $11,307                      $11,958


       This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S & P 500 Index on October 1, 1999 (inception of the Fund) and held through August 31, 2000. The index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS.

LINDBERGH SIGNATURE FUND
SCHEDULE OF INVESTMENTS - AUGUST 31, 2000

COMMON STOCKS - 38.83%
NUMBER OF SHARES                                                             MARKET VALUE

                  AUTOMOTIVE & TRANSPORTATION EQUIPMENT - 1.97%
    4,730         Harley Davidson, Inc...................................     $    235,613
    3,200         Lear Corp.*............................................           69,000
                                                                              -------------
                                                                                   304,613
                                                                              -------------
                  BANKS - 1.48%
    3,920         Citigroup, Inc.........................................          228,830
                                                                              -------------
                  COMMUNICATION - .34%
    1,430         WorldCom, Inc.*........................................           52,195
                                                                              -------------
                  COMPUTER HARDWARE - 1.73%
    2,110         Sun Microsystems, Inc.*................................          267,838
                                                                              -------------
                  COMPUTER SERVICES AND SOFTWARE - 4.90%
    3,370         Cisco Systems, Inc.*...................................          231,266
    2,420         EMC Corp.*.............................................          237,160
      700         Microsoft Corp.*.......................................           48,869
    2,650         Oracle Corp.*..........................................          240,984
                                                                              -------------
                                                                                   758,279
                                                                              -------------
                  CONGLOMERATES - 1.44%
    3,800         General Electric Co....................................          223,013
                                                                              -------------
                  DIVERSIFIED CONGLOMERATE - 1.49%
    4,050         Tyco International Ltd.................................          230,850
                                                                              -------------
                  DIVERSIFIED SERVICES - 1.57%
    6,500         DeVry, Inc.*...........................................          242,937
                                                                              -------------
                  DRUGS AND HEALTHCARE - 5.71%
    2,840         Cardinal Health, Inc...................................          232,348
    3,110         Express Scripts, Inc. - Class A*.......................          221,393
    2,330         Johnson & Johnson......................................          214,214
    5,370         Schering Plough Corp...................................          215,471
                                                                              -------------
                                                                                   883,426
                                                                              -------------
                  ELECTRONIC EQUIPMENT - .29%
    1,230         Motorola, Inc..........................................           44,357
                                                                              -------------
                  ELECTRONICS - SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.08%
    2,100         Waters Corp.*..........................................          167,081
                                                                              -------------


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


LINDBERGH SIGNATURE FUND
SCHEDULE OF INVESTMENTS - AUGUST 31, 2000

                  ELECTRONICS - SEMICONDUCTOR - 3.45%
    3,050         Intel Corp.............................................     $    228,369
    2,160         Linear Technology Corp.................................          155,385
    1,850         Rambus, Inc.*..........................................          151,122
                                                                              -------------
                                                                                   534,876
                                                                              -------------
                  ENTERTAINMENT - .14%
    1,100         Carnival Corp..........................................           21,931
                                                                              -------------
                  FINANCIAL SERVICES - 5.23%
    2,530         Capital One Financial Corp.............................          152,591
    1,100         Lehman Brothers Holdings, Inc..........................          159,500
    6,600         MBNA Corp..............................................          233,062
    2,460         Morgan Stanley Dean Witter & Co........................          264,604
                                                                              -------------
                                                                                   809,757
                                                                              -------------
                  INSURANCE - 1.52%
    2,645         American International Group, Inc......................          235,736
                                                                              -------------
                  MEDICAL INSTRUMENTS - 1.71%
    6,560         Biomet, Inc............................................          221,810
    1,200         Teleflex, Inc..........................................           42,750
                                                                              -------------
                                                                                   264,560
                                                                              -------------
                  RETAIL STORES - 2.65%
    4,200         Abercrombie & Fitch Co. - Class A*.....................           97,388
    1,480         Gap, Inc...............................................           33,207
    1,390         Wal-Mart Stores, Inc...................................           65,938
    6,510         Walgreen Co............................................          214,016
                                                                              -------------
                                                                                   410,549
                                                                              -------------
                  UTILITIES - 2.13%
    2,570         AES Corp.*.............................................          163,838
    1,670         Calpine Corp.*.........................................          165,330
                                                                              -------------
                                                                                   329,168
                                                                              -------------
TOTAL COMMON STOCKS (COST $5,622,557)                                            6,009,996
                                                                              -------------

 PRINCIPAL                                                                    MARKET VALUE
                  U.S. GOVERNMENT SECURITIES - 58.60%
 9,220,000        U.S. Treasury Bills, 6.20%, due 12/07/00 (Cost $9,072,434)(b)  9,072,434
                                                                              -------------
SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LINDBERGH SIGNATURE FUND
SCHEDULE OF INVESTMENTS - AUGUST 31, 2000

                  MONEY MARKET SECURITIES - 1.99%
   308,617        UMB Money Market Fiduciary Fund, 4.83% (a) (Cost $308,617)  $    308,617
                                                                              -------------
TOTAL INVESTMENTS - 99.42% (COST $15,003,607)                                   15,391,047
                                                                              -------------
OTHER ASSETS IN EXCESS OF LIABILTIES                                                90,625
                                                                              -------------
TOTAL NET ASSETS - 100.00%                                                    $ 15,481,672
                                                                              =============

* Non-Income Producing

(a) Variable rate security; the coupon rate shown represents the rate at August 31, 2000.
(b) Securities segregated as initial margin for open futures contracts are $610,000 of the total
    $9,220,000 investment.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LINDBERGH SIGNATURE FUND                                                  AUGUST 31, 2000
STATEMENT OF ASSETS & LIABILITIES

ASSETS
                                                                                AMOUNT

      Investment in securities (cost $15,003,607)........................     $ 15,391,047
      Dividends receivable...............................................              755
      Interest receivable................................................            1,808
      Variation margin on futures contracts..............................          101,229
                                                                              -------------
        TOTAL ASSETS.....................................................       15,494,839
                                                                              -------------
LIABILITIES
                                                                                AMOUNT

      Other payables and accrued expenses................................     $     13,167
                                                                              -------------
        TOTAL LIABILITIES................................................           13,167
                                                                              -------------

      NET ASSETS.........................................................     $ 15,481,672
                                                                              =============

SOURCES OF NET ASSETS
                                                                                AMOUNT
      Net assets consist of:
      Paid in capital....................................................     $ 14,252,283
      Accumulated undistributed net investment income....................          328,469
      Accumulated undistributed net realized gain on investments.........          185,858
      Net unrealized appreciation (depreciation) on:
        Investments......................................................          387,440
        Futures contracts................................................          327,622
                                                                              -------------

      NET ASSETS.........................................................     $ 15,481,672
                                                                              =============

      Shares of capital stock outstanding                                          139,211
      (no par value, Unlimited shares authorized)

      Net asset value, offering and redemption price per share                $     111.21
      ($15,481,672/139,211)                                                   =============

SEE  ACCOMPANYING  NOTES  WHICH  ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.

LINDBERGH SIGNATURE FUND
STATEMENT OF OPERATIONS FOR THE PERIOD OCTOBER 1, 1999
 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000

INVESTMENT INCOME
                                                                                AMOUNT
      Dividend income....................................................     $      3,489
      Interest income....................................................          407,597
                                                                              -------------
      TOTAL INCOME                                                                 411,086


EXPENSES
                                                                                AMOUNT
      Investment advisory fee (Note 3)...................................           60,667
      Transfer agent fees................................................           10,500
      Administration fees................................................           13,000
      Legal fees.........................................................           29,817
      Pricing & bookkeeping fees.........................................           12,750
      Custodian fees.....................................................            2,809
      Insurance fees.....................................................            1,248
      Registration fees..................................................            2,695
      Audit fees.........................................................            8,959
      Trustees' fees.....................................................            5,448
      Out of pocket fees.................................................            3,147
      Printing fees......................................................            1,427
      Miscellaneous fees.................................................           10,575
                                                                              -------------
      Total expenses before waived & reimbursed expenses.................          163,042
      Expenses waived & reimbursed by Adviser (Note 3)...................         (102,375)
                                                                              -------------
      Total operating expenses...........................................           60,667
                                                                              -------------
      NET INVESTMENT INCOME..............................................          350,419
                                                                              -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                                                                AMOUNT
      Net realized gain (loss) on:
        Investment securities............................................           (5,219)
        Futures contracts................................................          191,202
      Change in net unrealized appreciation (depreciation) on:
        Investment securities............................................          387,440
        Futures contracts................................................          327,622
                                                                              -------------
      Net gain on investment securities..................................          901,045
                                                                              -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............     $  1,251,464
                                                                              =============


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LINDBERGH SIGNATURE FUND
STATEMENT OF CHANGES  IN NET  ASSETS  FOR THE PERIOD  OCTOBER 1, 1999
 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000
INCREASE (DECREASE)IN NET ASSETS
                                                                               PERIOD ENDED
                                                                              AUGUST 31, 2000

      OPERATIONS:
        Net investment income............................................     $    350,419
        Net realized gain on investment securities.......................          185,983
        Change in net unrealized appreciation............................          715,062
                                                                              -------------
        Increase in net assets resulting from operations                         1,251,464
                                                                              -------------
      DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income.......................................          (21,950)
        From net realized gain...........................................             (125)
                                                                              -------------
        Total distributions..............................................          (22,075)
                                                                              -------------

      SHARE TRANSACTIONS:
        Net proceeds from sale of shares.................................       14,524,854
        Shares issued in reinvestment....................................           22,074
        Shares redeemed..................................................         (394,645)
                                                                              -------------
        Net increase in net assets resulting
        from share transactions..........................................       14,152,283
                                                                              -------------
        TOTAL INCREASE IN NET ASSETS.....................................       15,381,672
                                                                              -------------

      NET ASSETS:
        Beginning of period..............................................          100,000
                                                                              -------------
        End of period [including accumulated undistributed net
         investment income of $350,419]..................................     $ 15,481,672
                                                                              =============

      TRANSACTIONS IN FUND SHARES:
        Shares sold......................................................          141,687
        Shares reinvested................................................              214
        Shares redeemed..................................................           (3,690)
                                                                              -------------
        Net increase in number of shares outstanding.....................          138,211
                                                                              =============


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LINDBERGH SIGNATURE FUND
FINANCIAL HIGHLIGHTS
                                                                                 PERIOD ENDED
                                                                               AUG 31, 2000 (A)
        SELECTED PER SHARE DATA:
        Net asset value, beginning of period.............................       $   100.00
                                                                                -----------
        Income from investment operations
           Net investment income.........................................             4.18
           Net realized and unrealized gain..............................             8.75
                                                                                -----------
        Total from investment operations.................................            12.93
                                                                                -----------
        LESS DISTRIBUTIONS:
           From net investment income....................................            (1.71)
           From net realized gain........................................            (0.01)
                                                                                -----------
        Total distributions..............................................            (1.72)
                                                                                -----------

        Net asset value, end of period...................................       $   111.21
                                                                                ===========

        TOTAL RETURN (B).................................................            13.07%

        RATIOS AND SUPPLEMENTAL DATA:
        Net assets, end of period (000)..................................       $   15,482
        Ratio of expenses to average net assets..........................             0.75% (c)
        Ratio of expenses to average net assets
           before waiver & reimbursement.................................             2.00% (c)
        Ratio of net investment income to
           average net assets............................................             4.33% (c)
        Ratio of net investment income to
           average net assets before waiver & reimbursement..............             3.08% (c)
        Portfolio turnover rate..........................................             5.38% (c)

(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

         LINDBERGH SIGNATURE FUND
         NOTES TO THE FINANCIAL STATEMENTS

         AUGUST 31, 2000

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         NOTE 1 - GENERAL

         The Lindbergh Signature Fund (the "Fund") is organized as a non-diversified series of Lindbergh Funds, a Massachusetts business trust, pursuant to a trust agreement dated June 16, 1999. The Lindbergh Signature Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income. Capital preservation is an important but secondary objective. The Fund seeks to achieve this objective by investing in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risk as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

         When, in the Adviser's judgment, conditions are favorable for stock investments, the fund will normally be fully invested in commons stocks. If however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of the fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash. The trust agreement permits the Board of Trustees (the "Board") to issue and unlimited number of shares of beneficial interest of separate series without par value. The Fund is currently the only series of funds currently authorized by the Board.

         NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

              A)  PORTFOLIO VALUATIONS

          Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Securities are valued as determined in good faith under the general supervision of the Board of Trustees when: market quotations are not readily available; the Adviser determines that the last bid price does not accurately reflect the current value; or restricted securities are being valued.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's advisor believes such prices accurately reflect the fair market value of such services. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

         LINDBERGH SIGNATURE FUND
         NOTES TO THE FINANCIAL STATEMENTS
         AUGUST 31, 2000 (CONTINUED)

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

              B)  FUTURES CONTRACTS

         The Fund uses index futures contracts, when appropriate, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

              C)  PORTFOLIO TRANSACTIONS AND RELATED INCOME

         Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to net realized gains and paid-in-capital.

              D)  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

         The Fund intends to comply with federal tax rules regarding the distribution of substantially all of its net investment income as dividends to its shareholders on an annual basis, and to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carryovers, such gains will not be distributed.

              E)  FEDERAL INCOME TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         LINDBERGH SIGNATURE FUND
         NOTES TO THE FINANCIAL STATEMENTS
         AUGUST 31, 2000 (CONTINUED)

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

              F)  ESTIMATES

         Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         NOTE 3 - AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund retains Lindbergh Capital Management, Inc., (the "Adviser") to manage the Fund's investments. The Adviser will be paid an advisory fee equal to 0.75% of the average annual net assets of the Fund. Actual total expenses, including advisory fees, will not exceed 0.75% because the Adviser's contract with the Fund requires it to reimburse fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2000, and to inform the Fund prior to that date, if the commitment is to continue. As of August 31, 2000 the Adviser has agreed to maintain total annual fund operating expenses at 0.75% through August 31, 2001. For the period ended August 31, 2000, the
         Adviser earned fees of $60,667, and waived all fees earned and reimbursed expenses to the Fund of $41,708.

         The Fund retains Unified Fund Services, Inc., (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory review and reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund also retains Unified Fund Services, Inc. (the "Mutual Fund Accountant") to provide mutual fund accounting services to the Fund. For the period ended August 31, 2000 the Administrator, Transfer Agent and Mutual Fund Accountant received fees of $13,000, $10,500 and $12,750 respectively, for services provided to the fund.

         The Fund retains Unified Management Corporation, (the "Distributor") to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Adviser and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. As of August 31, 2000 the distribution plan has not been activated. Certain members of management of the Administrator and Distributor are also members of management of the trust.

         NOTE 4 - SECURITIES TRANSACTIONS

         For the period ended August 31, 2000, purchases and sales proceeds from
         investment   securities,   excluding  short-term  investments  were  as
         follows:

                                                 Purchases          Sales
                                                -----------        -------
         Lindbergh Signature Fund               $ 5,689,401        $65,279






         LINDBERGH SIGNATURE FUND
         NOTES TO THE FINANCIAL STATEMENTS
         AUGUST 31, 2000 (CONTINUED)

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         NOTE 5 - UNREALIZED APPRECIATION (DEPRECIATION)

         At August 31, 2000, the cost for federal income tax purposes is $15,003,607 and the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:

                                    APPRECIATION  DEPRECIATION  NET APPRECIATION

         Lindbergh Signature Fund      $505,651    ($118,211)      $387,440

         At August 31, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized appreciation were:

           Futures Contracts      Number of Long    Aggregate       Unrealized
                                    Contracts    Settlement Value  Appreciation
         NASDAQ 100 Index               6          $2,268,049       $188,351
         S&P 400 Midcap Index          16           4,206,729        139,271

         NOTE 6 - RELATED PARTY TRANSACTIONS

         The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2000 Charles Schwab & Co. holds 90.32% of outstanding Fund shares in an omnibus account for the benefit of others.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Lindbergh Signature Fund:

We have audited the accompanying statement of assets and liabilities of the Lindbergh Signature Fund, including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lindbergh Signature Fund as of August 31,2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 13, 2000